Exhibit 99.1

Presentation to Ryan Beck & Co.

September 25, 2006

Welcome To

Forward-Looking Statements

     This presentation contains estimates and other forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. SOMH cautions that the assumptions forming the basis for forward-looking statements include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of depositors, borrowers and other customers. Other factors that could cause actual results, including earnings and growth in market share, to differ materially from the Company’s expectations include, but are not limited to, general economic conditions, economic conditions in our New
Jersey trade area, the future level and direction of interest rates, the strength of the home mortgage market, changes in governmental economic and tax policies, changes in bank regulation and other uncertainties. Somerset Hills Bancorp does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events..

Who We Are

$960,000

1 st 6 Months Net Income 2006

Stock - SOMH

Warrants - SOMHW

NASDAQ Capital Market

Up 58%

6 Month Net Income

$607,000

1 st 6 Months Net Income 2005

$27.1 Million

Total Capital as of 6/30/2006

$258 Million

Total Assets as of 6/30/2006

Founded 12/1998

Community Bank in Northern New Jersey

Where We Are

13%
Increase
Over
2002

7%
Increase
Over
2003

Total Assets

26%
Increase

Over
2001

35%
Increase
Over
2004

24%
Increase
Over
2005

18%
Increase
Over
2004

Statement of Operations

+14%

$    607

1 st 6 Months
2005

+58%

$    960

1 st 6 Months
2006

+56%

$ 2,115

2005

+16%

$ 1,359

2004

+555%

$ 1,173

2003

+132%

$    179

2002

+96%

$  (560)

2001

Change From Prior Year

Net Income/Loss

Year

Loan Growth - Total Balances

15%
Increase
Over
2002

22%
Increase
Over
2003

21%
Increase
Over
2004

38%
Increase
Over
2001

27%
Increase
Over
2005

21%
Increase
Over
2004

Loan Mix Composition Total Balances

June 30, 2006

Consumer Loan Portfolio –
Loan Composition

Net Interest Margin

4.32%

  6/30/2006

4.31%

12/31/2005

3.78%

12/31/2004

3.40%

12/31/2003

3.52%

12/31/2002

2.98%

12/31/2001

Deposit Growth

Total Deposits

Core Deposits

6%
Increase

14%
Increase

43%
Increase

16%
Increase

22%
Increase

30%
Increase

22%
Increase

34%
Increase

22%
Increase

24%
Increase

26%
Increase

33%
Increase

Deposit Mix - Total Balances

90%

88%

20,731

25,656

141,846

149,329

45,667

43,972

12/31/2005

  6/30/2006

85%

23,748

94,066

37,061

12/31/2004

79%

30,545

86,111

28,995

12/31/2003

66%

42,538

67,520

15,386

12/31/2002

65%

$35,783

$53,898

$13,272

12/31/2001

Core Deposits as a
% of Total Deposits

Time
Deposits

NOW/Money
Market/Savings

Demand

Paramount Checking

Total Balances

Number of Accounts

417%
Increase
Over
2001

252%
Increase
Over
2002

3%
Decrease
Over
2003

5%
Increase
Over
2004

7%
Increase
Over
2005

46%
Increase
Over
2001

25%
Increase
Over
2002

13%
Increase
Over
2003

10%
Increase
Over
2004

6%
Increase
Over
2005

Paramount Checking -continued

Average Balance Per Account

Escrow Ease

Total Balances

Asset Quality and Reserves

From the outset, we have implemented a
strong credit culture through the application
of sound banking principles.

As of June 30, 2006 Somerset Hills Bancorp
had no non-performing loans.

Loan loss reserves as of the same date
totaled $2.1 million.

Loan Loss Reserve 1.18% of total loans.

Subsidiaries

Sullivan Financial Services Inc.

Acquired March 2000

100% ownership

Somerset Hills Wealth Management, LLC

Founded November 2002

100% ownership

Somerset Hills Title, LLC

Founded May 2004

50% ownership

Sullivan Financial Services, Inc.
Products and Services

Conventional Mortgage Loans

Fixed and Adjustable Rate Loans

FHA/VA Loans

Jumbo Mortgages

1st Time Buyer Programs

No Doc Loans

No Cost Refinances

Sullivan Financial Services, Inc.
Loan Volume

June
2006

2005

2004

2003

2002

2001

($170)

$85

$143

$885

$622

$368

Net Income

524

1132

1091

2098

1384

1153

Closings

$137,724

$311,273

$270,803

$505,384

$320,978

$220,261

Closings

691

1362

1297

2159

1701

1530

Originations

$188,410

$379,114

$330,491

$530,913

$404,513

$304,179

Originations

Somerset Hills Wealth Management, LLC

For the Individual:

Financial Planning

Investment Management

Estate Review

Life, Health & Long Term Care
Insurance

Property and Casualty Insurance

Somerset Hills Wealth Management, LLC

For the Business Owner:

Business Succession Planning

Buy-Sell & Key Person
Agreements

Retirement Plans & Group
Insurance

Property and Casualty Insurance

Somerset Hills Title Company, LLC

PROVIDING TITLE SERVICE IN CONNECTION WITH THE
CLOSING OF REAL ESTATE TRANSACTIONS

2 nd Qtr 2006

2005

2004

$24,000

$64,000

$20,000

Net Income to Bank

$24 Million

$57 Million

$30 Million

Amount of Closed
Transactions

19

62

30

Total Transactions

Look to the Future
 Building the Franchise

New Branch Opportunities

Acquisition Opportunities

Staffing Opportunities

Warrant Expiration

Terms of Warrants:

Entitles holder to purchase 1.22 shares of SOMH common
stock for $9.65. ($7.91 per share)

Expire November 30, 2006.

Recently declared our quarterly dividend of $0.03 per
share payable on November 30, 2006 to holders on record
as of November 15, 2006.

Warrant holders who exercise and become record holders
by November 15, 2006 will receive this dividend on the new
shares.

Financial Impact:

Accretive to book value.

Accretive to EPS.